UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2004

Atrium Companies, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	333-20095	75-2642488
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

3890 West Northwest Highway
Suite 500
Dallas, Texas 75220
(Address of executive offices, including zip code)

(214) 630-5757
(Registrant’s telephone number, including area code)

N/A
(former address if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements and Exhibits

     (c) Exhibits

        The following exhibit is furnished as a part of this Current Report on Form 8-K:

99.1	Transcript from Atrium Companies, Inc. 2003 year-end earnings conference call held on March 26, 2004.

Item 12. Results of Operations and Financial Condition

        On March 26, 2004, Atrium Companies held a conference call discussing their financial results for the year ended December 31, 2003. A copy of the transcript from this call is attached as exhibit 99.1 to this Current Report on Form 8-K.

2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ATRIUM COMPANIES, INC.
By:	/s/ Eric W. Long
Eric W. Long
Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Date: April 16, 2004

EXHIBIT INDEX

Exhibit
Number
99.1	Transcript from the 2003 year-end earnings conference call held on March 26, 2004